UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2015

Global Indemnity plc

(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25/28 North Wall Quay Dublin 1 Ireland	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +(353) (0) 1 618 0517

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Global Indemnity plc (the “Company” or “Global Indemnity”) dated January 1, 2015 and filed with the Securities and Exchange Commission on January 5, 2015 (the “January 8-K”) related to the acquisition of American Reliable Insurance Company (“American Reliable”) by Global Indemnity Group, Inc., a subsidiary of Global Indemnity plc. As permitted under Item 9.01 of Form 8-K, the Company indicated in the January 8-K that it would file the financial statements and pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the January 8-K was required to be filed. This Amendment No. 1 amends the January 8-K to include the required financial statements and pro forma financial information relating to the acquisition of American Reliable.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The historical audited financial statements of American Reliable as of, and for the twelve months ended, December 31, 2013, are filed as Exhibit 99.1 to Amendment No. 1 and incorporated herein by this reference.

The historical unaudited financial statements of American Reliable as of, and for the nine months ended, September 30, 2014, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by this reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined financial information giving effect to the acquisition of American Reliable as of, and for the nine months ended, September 30, 2014, and for the period ending December 31, 2013, is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by this reference.

The pro forma financial information filed herewith gives effect to certain pro forma events related to the acquisition of American Reliable. The pro forma information does not purport to project the future financial position or operating results of the combined post-acquisition company.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Historical audited financial statements of American Reliable as of, and for the twelve months ended, December 31, 2013

99.2	Historical unaudited financial statements of American Reliable as of, and for the nine months ended, September 30, 2014

99.3	Unaudited pro forma condensed combined financial information as of, and for the nine months ended, September 30, 2014, and for the twelve months ended of December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDEMNITY PLC

Date: March 16, 2015	By:	/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Historical audited financial statements of American Reliable as of, and for the twelve months ended, December 31, 2013

99.2	Historical unaudited financial statements of American Reliable as of, and for the nine months ended, September 30, 2014

99.3	Unaudited pro forma condensed combined financial information as of, and for the nine months ended, September 30, 2014, and for the twelve months ended, December 31, 2013

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